UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2020

Nebula Acquisition Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-38339 (Commission File Number)	82-3008583 (I.R.S. Employer Identification Number)

Four Embarcadero Center, Suite 2100 San Francisco, CA (Address of principal executive offices)	94111 (Zip code)

(513) 618-7161
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NEBU	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NEBU.W	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one third of one Warrant	NEBU.U	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

On June 1, 2020, Nebula Acquisition Corporation, a Delaware corporation (“Nebula”) and Open Lending, LLC, a Texas limited liability company (the “Company”) issued a press release (the “Press Release”) announcing that the special meeting (the “Special Meeting”) to approve the transactions contemplated under the Business Combination Agreement, dated January 5, 2020 (as amended, the “Business Combination Agreement”), by and among Nebula, BRP Hold 11, Inc., a Delaware corporation (“Blocker”), the Blocker’s sole stockholder, Nebula Parent Corp., a Delaware corporation (“ParentCo”), NBLA Merger Sub LLC, a Texas limited liability company, NBLA Merger Sub Corp., a Delaware corporation, the Company, and Shareholder Representative Services LLC, a Colorado limited liability company, as the Securityholder Representative, pursuant to which Nebula will acquire the Company for consideration of a combination of cash and shares, is scheduled to be held on June 9, 2020.

Additionally, as previously announced and described in Nebula’s definitive proxy statement dated May 18, 2020, Nebula has scheduled a separate special meeting of its stockholders to extend the date by which Nebula has to consummate a business combination from June 12, 2020 to June 30, 2020, if necessary to provide additional time to close the proposed business combination (the “Extension Meeting”). Nebula is postponing the Extension Meeting to 12:00 p.m., Eastern time, on June 9, 2020, immediately following the special meetings of Nebula’s stockholders and warrantholders being held to approve the proposed business combination. The Extension Meeting was previously scheduled to occur at 11:00 a.m., Eastern time, on June 3, 2020. The Extension Meeting will still be held at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102.

The deadline for Nebula’s public stockholders to exercise their redemption rights in connection with the extension has been postponed to 4:30 p.m., Eastern time, on Friday, June 5, 2020 (two business days before the Extension Meeting).

A copy of the Press Release issued by the Nebula and Company announcing the expected timing of the Special Meeting and the Extension Meeting is attached hereto as Exhibit 99.1.

Important Information and Where to Find It

In connection with the transactions (the “Proposed Transactions”) contemplated by the Business Combination Agreement, Nebula filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on May 22, 2020, and the Proxy Statement and proxy card were mailed shortly thereafter to Nebula stockholders and warrantholders of record as of the close of business on May 13, 2020. If any Nebula stockholder or warrantholder does not receive the Proxy Statement, such stockholder should confirm the proxy’s status with their broker, or contact Morrow Sodali LLC, Nebula’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400). A full description of the terms of the Proposed Transactions are provided in the Proxy Statement that Nebula filed with the SEC on May 22, 2020, which also constitutes a prospectus of ParentCo. Investors and security holders and other interested parties are urged to read the Proxy Statement and any other documents filed with the SEC, carefully and in their entirety because they contain important information about Nebula, the Company and the Proposed Transactions. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by Nebula through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Nebula Acquisition Corporation, Four Embarcadero Center, Suite 2100, San Francisco, CA 94111.

Participants in the Solicitation

Nebula, the Company and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of Nebula is set forth in the Proxy Statement and other relevant materials to be filed with the SEC regarding the Proposed Transactions. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Potential Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Nebula or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, timing of various business milestones, and projected business model and related assumptions; Nebula’s ability to consummate a transaction with the Company; Nebula’s ability to obtain the financing necessary to consummate the Proposed Transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of Nebula’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Nebula and the Company. These forward looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; the outcome of judicial proceedings to which the Company is, or may become a party; the inability of the parties to successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the stockholders and warrantholders of Nebula for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating the Proposed Transaction or difficulty in, or costs associated with, integrating the businesses of Nebula and the Company; the amount of redemption requests made by Nebula’s stockholders; the occurrence of events that may give rise to a right of one or both of Nebula and the Company to terminate the Business Combination Agreement; risks related to the rollout of the Company’s business and the timing of expected business milestones; changes in the assumptions underlying the Company’s expectations regarding its future business or business model; the availability of capital; the effects of competition on the Company’s future business; and those factors discussed in the Proxy Statement under the heading “Risk Factors,” and other documents of Nebula filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Nebula nor the Company presently do not know or that Nebula and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Nebula’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Nebula and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while Nebula and the Company may elect to update these forward-looking statements at some point in the future, Nebula and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Nebula’s or the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated June 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 1, 2020

Nebula Acquisition Corporation

By:	/s/ Adam H. Clammer
	Name:	Adam H. Clammer
	Title:	Co-Chief Executive Officer

4